UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2007

UNIVERSAL COMPRESSION PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-33078	22-3935108
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4444 Brittmoore Road
Houston, Texas	77041
(Address of principal executive offices)	(Zip Code)
(713) 335-7000
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 1.01. Entry into a Material Definitive Agreement.
     Contribution, Conveyance and Assumption Agreement
     On May 29, 2007, Universal Compression Partners, L.P. (the “Partnership”) entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with Universal Compression, Inc. (“UCI”), UCO Compression 2005 LLC (“UCO 2005”), UCI Leasing Holding GP LLC, UCI Leasing Holding LP LLC, UCI Compressor Holding, L.P. (“Compressor Holding LP”), UCO GP, LLC (“GP LLC”), UCI GP LP LLC, UCO General Partner, LP (“GP”), UCI MLP LP LLC (“MLP LP LLC”), UCLP OLP GP LLC (“OLP GP”), UC Operating Partnership, L.P. (“OLP”), UCLP Leasing GP LLC and UCLP Leasing, L.P. (“Leasing LP”). The Contribution Agreement provides for, among others, the following transactions:
     1. A series of conveyances, contributions and distributions of specified compression equipment and related compression services customer contracts owned by UCI, UCO 2005 and Compressor Holding LP to various parties to the Contribution Agreement and ultimately to OLP and Leasing LP;
     2. The Partnership’s issuance of $70.0 million of common units representing limited partner interests in the Partnership (“Common Units”) to MLP LP LLC;
     3. The Partnership’s issuance of $2.9 million of general partner units in the Partnership (“General Partner Units”) in consideration of the continuation of GP’s 2.0% general partner interest in the Partnership; and
     4. OLP’s assumption and retirement of $159.6 million of UCI’s debt.
     These transactions, which are subject to standard closing conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), are expected to close in July 2007. In addition, UCI has the right to terminate the Contribution Agreement if a governmental authority (1) issues a second request with respect to its review of the transactions under the HSR Act or (2) indicates that UCI or certain of its subsidiaries may be required to accept any condition or requirement of any regulatory approval that is or could reasonably be determined to be adverse to them, including any adverse effect on Universal Compression Holdings, Inc.’s (“UCH”) proposed merger with Hanover Compressor Company, which is expected to close in the third quarter of 2007.
     An additional closing condition requires the Partnership to amend its existing omnibus agreement (the “Original Omnibus Agreement”) with UCH, UCI, GP LLC, GP, OLP GP and OLP regarding several relationships between UCH and the Partnership, which agreement was previously reported on the Current Report on Form 8-K of the Partnership filed on October 26, 2006 and the description of which is hereby incorporated by reference. The amendment to the Original Omnibus Agreement, among other things, will increase the cap on selling, general and administrative costs allocable from UCI to the Partnership based on costs incurred by UCI on behalf of the Partnership from $2.5 million per quarter to $4.75 million per quarter and increase the cap on operating costs from $16.95 per horsepower per quarter to $18.00 per horsepower per quarter. These caps will terminate on December 31, 2008, as previously agreed.
     The foregoing summary is qualified in is entirety by reference to the Contribution Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated in this Item 1.01 by reference.
     Relationships
     Each of the parties to the Contribution Agreement is a direct or indirect subsidiary of UCH. As a result, certain individuals, including officers and directors of UCH, UCI and GP LLC, serve as officers and/or directors of more than one of such entities. Also, UCH and UCI, through their indirect ownership of GP, the general partner of the Partnership, hold a 2% general partner interest and incentive distribution rights in the Partnership.
     Item 3.02. Unregistered Sales of Equity Securities.
     The description in Item 1.01 above of the expected issuance by the Partnership of Common Units to MLP LP LLC and the issuance of General Partner Units to GP in connection with the consummation of the transactions contemplated by the Contribution Agreement are incorporated herein by reference. The foregoing transactions are expected to be undertaken in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(2), each as a transaction by an issuer not involving a public offering.
     Item 7.01. Regulation FD Disclosure.
     On May 29, 2007, the Partnership announced that it agreed to acquire assets pursuant to the Contribution Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
     The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act unless specifically identified therein as being incorporated therein by reference.
     Forward-Looking Statements
     Statements about the consummation of any transaction and all other statements other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the Partnership’s control, which could cause actual results to differ materially from such statements. Forward-looking information includes, but is not limited to, statements regarding the ability of the Partnership to complete the proposed transaction, the expected timing of the closing of the transaction; the Partnership’s expected means of financing the transaction and the expected timing of the closing of UCH’s proposed merger with Hanover Compressor Company. While the Partnership believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. Among the factors that could cause results to differ materially from those indicated by forward-looking statements are the results of the review of the proposed transaction by regulatory agencies and the failure to satisfy various other conditions to the closing of the transaction and changes in equity and debt markets impacting the ability of the Partnership to finance the transaction in the manner contemplated.
     These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2006 and those set forth from time to time in the Partnership’s filings with the Securities and Exchange Commission (“SEC”), which are available through the website www.universalcompression.com. Except as required by law, the Partnership expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise.
     Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description

2.1	Contribution Conveyance and Assumption Agreement, dated May 29, 2007, by and among Universal Compression Partners, L.P., Universal Compression, Inc., UCO Compression 2005 LLC, UCI Leasing Holding GP LLC, UCI Leasing Holding LP LLC, UCI Compressor Holding, L.P., UCO GP, LLC, UCI GP LP LLC, UCO General Partner, LP, UCI MLP LP LLC, UCLP OLP GP LLC, UC Operating Partnership, L.P., UCLP Leasing GP LLC and UCLP Leasing, L.P.*

99.1	Press release of Universal Compression Partners, L.P. dated May 29, 2007.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL COMPRESSION PARTNERS, L.P.
(Registrant)

	By:	UCO General Partner, LP, its general partner

	By:	UCO GP, LLC, its general partner

Date: May 29, 2007	By:	/s/ DANIEL K. SCHLANGER

Daniel K. Schlanger
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Contribution Conveyance and Assumption Agreement, dated May 29, 2007, by and among Universal Compression Partners, L.P., Universal Compression, Inc., UCO Compression 2005 LLC, UCI Leasing Holding GP LLC, UCI Leasing Holding LP LLC, UCI Compressor Holding, L.P., UCO GP, LLC, UCI GP LP LLC, UCO General Partner, LP, UCI MLP LP LLC, UCLP OLP GP LLC, UC Operating Partnership, L.P., UCLP Leasing GP LLC and UCLP Leasing, L.P.*

99.1	Press release of Universal Compression Partners, L.P. dated May 29, 2007.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the U.S. Securities and Exchange Commission.